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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Diligent Board Member Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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1385 Broadway, 19th Floor
New York, New York

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 24, 2014

Dear Shareholders:

        Diligent Board Member Services, Inc., a Delaware corporation (the "Company"), will hold its Annual Meeting of Shareholders on June 24, 2014 at 11:00 a.m. New Zealand local time, at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand (the "Annual Meeting"), to consider and, if thought fit, pass the following resolutions:

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  To elect the Board's nominees, Hans Kobler and Mark Weldon, as Class II directors ("Proposal 1");

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  To ratify A. Laurence Jones' appointment as a Class I director ("Proposal 2"); and

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  To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2014 ("Proposal 3").

        Following the consideration of the foregoing resolutions, the Company will transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

        This proxy statement is first being delivered to shareholders on or about June 7, 2014 (New Zealand time). The matters listed in this notice of meeting are described in the accompanying proxy statement. Our Board of Directors has fixed the close of business on May 23, 2014 (New York time) as the record date for the 2014 Annual Meeting of Shareholders. You must be a shareholder of record at that time to be entitled to receive the Notice of the Annual Meeting and to vote at the Annual Meeting.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 24, 2014:    In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of annual meeting, proxy statement, proxy card (which also serves as an admission card for our Annual Meeting) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and by notifying you of the availability of our proxy materials on the internet at http://www.edocumentview.com/DLBDF_mtg.

        Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the enclosed proxy card. Any shareholder may revoke a submitted proxy at any time before the meeting by written notice as described in this proxy statement, by submitting a subsequently dated proxy, or by attending the Annual Meeting and voting in person. If you choose to submit a proxy over the internet at the websites below, you may also revoke your proxy by voting in person at the annual meeting or by submitting your proxy at a later time on the website.

        If your shares are held in the name of a bank, broker, fiduciary or custodian, follow the voting instructions on the form you received from your record holder. The availability of internet and telephone voting instructions will depend on your record holder's procedures.

By Order of the Board of Directors,
/s/ THOMAS N. TARTARO Thomas N. Tartaro Secretary

New York, New York
June 6, 2014

 THE MEETING

Date, Time and Place

        We are providing this proxy statement (this "proxy statement") to you in connection with the solicitation of proxies on behalf of our Board of Directors (the "Board") to be voted at the 2014 Annual Meeting of Shareholders (the "Annual Meeting") of Diligent Board Member Services, Inc. (the "Company" or "Diligent") or any postponement or adjournment of the Annual Meeting. The Annual Meeting will be held on June 24, 2014 at 11:00 a.m., New Zealand local time, at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand.

Matters to be Considered

        At the Annual Meeting, the shareholders will be asked:

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  To elect the Board's nominees, Hans Kobler and Mark Weldon, as Class II directors ("Proposal 1");

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  To ratify A. Laurence Jones' appointment as a Class I director ("Proposal 2"); and

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  To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2014 ("Proposal 3").

Following the consideration of the foregoing resolutions we will transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Attending the Annual Meeting

        If you are a shareholder of record, you may attend the Annual Meeting and vote in person, or you may submit your proxy for your shares to be voted at the Annual Meeting. If you are a beneficial owner of common stock and your shares are held in the name of a broker, bank, fiduciary, trustee or other nominee, your nominee will be required to advise Link Market Services in writing at P.O. Box 91976, Auckland, 1142, New Zealand (to be received 48 hours before the start of the Annual Meeting). For clarification, the terms "common stock" and "common shares" are the equivalent U.S. terminology for the term "ordinary shares" used in New Zealand.

        If you are attending the Annual Meeting, you must bring your proxy card with you as the barcode will allow for your registration at the Annual Meeting. All shareholders must register before they will be permitted entry into the Annual Meeting.

        If you wish to obtain directions to the location of the Annual Meeting to attend and vote in person, contact Sonya Joyce, Diligent Board Member Services, Inc., at +64-4-894-6912.

Notice of Internet Availability of Proxy Materials

        In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of annual meeting, proxy statement, proxy card (which also serves as an admission card for our Annual Meeting) and our Annual Report for the fiscal year ended December 31, 2013 (the "Annual Report"), and by notifying you of the availability of our proxy materials on the internet at http://www.edocumentview.com/DLBDF_mtg

        Shareholders may sign up to receive future proxy statements, notices of internet availability of proxy materials and other shareholder communications electronically, instead of by mail, by contacting the Company's registrar, Link Market Services, as stated on the reverse of the proxy card. You can also update your communications preferences online on the Link website at www.linkmarketservices.co.nz. You will be required to enter your holder number and FIN for secure access. In order to receive your investor communications electronically, you must have an e-mail account, access to the internet through an internet service provider and a web browser that supports secure connections.

Record Date; Shares Outstanding and Entitled to Vote

        You are entitled, subject to the New Zealand Stock Exchange Rules (the "NZSX Rules"), to vote your shares at the Annual Meeting only if our records show that you held your shares as of the close of business on the record date, which is May 23, 2014 (New York time). On the record date, there were 86,556,610 shares of our common stock outstanding and entitled to vote. In addition, on the record date, there were 30,000,000 shares of our Series A Preferred Stock outstanding and entitled to vote as one class with the common stock on all matters other than the election of directors generally, for a total of 116,556,610 shares entitled to vote on the Proposals. The holders of our Series A Preferred Stock are not entitled to vote on Proposal 1.

Quorum; Required Vote

        Holders of our common stock and Series A Preferred Stock are entitled to one vote per share on all matters presented at the Annual Meeting, and shall vote as one class except that holders of our Series A Preferred Stock will not be entitled to vote on Proposal 1. Only the holders of our common stock will be entitled to vote on Proposal 1. The presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of common stock and Series A Preferred Stock will constitute a quorum for the transaction of business at the Annual Meeting.

        With respect to Proposal 1, under Delaware law and our Amended and Restated Certificate of Incorporation, the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality.

        The approval of Proposals 2 and 3 will require the affirmative vote of a majority in voting power of the shares of stock entitled to vote and present in person or by proxy at the Annual Meeting.

        If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote, unless prohibited by the NZSX Rules, on such matters in accordance with their best judgment.

Voting and Revocation of Proxy

        If at the close of business on May 23, 2014 (New York time), you were a shareholder of record or held shares through a broker, bank, fiduciary, trustee or other nominee, you may vote your shares as described below or you may vote in person at the Annual Meeting. The instructions for voting your shares appear below. The proxy voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that the shareholders' instructions have been recorded properly. Please follow the instructions below and on your proxy card accordingly.

For Shareholders of Record Outside the U.S.

        Shareholders of record with a record address outside the U.S. will receive our proxy statement, Annual Report and proxy card from our share registry, Link Market Services. Such shareholders may vote:

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  By FAX—Complete your proxy form and FAX to Link Market Services at +64-9-375-5990;

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  By email—Complete your proxy form and scan and email to Link Market Services at: meetings@linkmarketservices.co.nz;

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  By internet (online)—Visit the Link Market Services website indicated on your proxy card and follow the on-screen instructions. If you received your annual meeting documentation electronically, you can click on the express ID in the email and enter your FIN, which will take you directly to the voting page on the Link Market Services website; or

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  By mail—You can date, sign and promptly return your proxy card by mail.

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  New Zealand holders—use the enclosed postage prepaid envelope.

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  Overseas holders—affix required postage before mailing your proxy.

The contact information for Link Market Services is available below:

Link Market Services
P.O. Box 91976
Auckland 1142
New Zealand
or
Level 7 Zurich House
21 Queen Street
Auckland, New Zealand
+64-9-375-5998
meetings@linkmarketservices.co.nz

        Please note that shareholders of record outside the U.S. must vote by email or online or by fax or by mail received no later than 11:00am on June 22 (New Zealand time), to ensure your votes are counted.

For U.S. Shareholders of Record

        Shareholders of record with a record address in the U.S. will receive our proxy statement, Annual Report and proxy card from our proxy advisory firm, Georgeson. Such shareholders may vote:

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  By internet (online)—visit the Georgeson website indicated on your proxy card and follow the on-screen instructions.

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  By telephone—call the toll free number indicated on your proxy card from a touch tone telephone and follow the instructions provided by the recorded message.

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  By mail—you can date, sign and promptly return your proxy card by mail.

The contact information for Georgeson, Inc. is available below:

Georgeson, Inc.
480 Washington Boulevard
26th Floor
Jersey City, NJ 07310
Attn: Proxy Services
1-800-457-0759

        U.S. shareholders of record will have a control number, located on the proxy card, which will identify shareholders of record and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. Please note that U.S. shareholders of record must vote by phone or internet by no later than 11:59pm on June 18 (New York time) or by mail received by noon on June 19, (New York time), to ensure your votes are counted.

For Shares Held in "Street Name"

        If your shares are held in the name of a bank, broker, fiduciary, trustee or other nominee, follow the voting instructions on the proxy card you receive from your record holder. The availability of internet and telephone (in the case of U.S. shareholders of record) proxies will depend on voting procedures of your record holder.

        If your shares are held in the name of a bank, broker, fiduciary, trustee or other nominee, your broker must vote those shares in accordance with your instructions. If you do not give voting instructions to your broker, the ability of your broker to vote your shares at the Annual Meeting will be limited or eliminated, based on the applicable rules governing your broker. For brokers subject to the NYSE rules, absent voting instructions, such broker may only vote on the ratification of the appointment of Deloitte & Touche, LLP (Proposal 3). For brokers subject to New Zealand law, absent voting instructions, such broker will be prohibited from voting on any of the matters to be presented at the Annual Meeting. Please follow the instructions provided by your broker so that your vote can be counted.

General Information for all Shareholders

        Costs associated with electronic access, such as usage charges from internet access providers and telephone companies, must be borne by the shareholder. If you submit your proxy by internet, it will not be necessary to return your proxy card. The internet (online) proxy facility is designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that the shareholders' instructions have been recorded properly. Shareholders who do not submit a proxy by internet will need to follow the voting instructions that are provided on the proxy card. Under Delaware law, votes cast by Internet have the same effect as votes cast by submitting a written proxy card.

        If a shareholder does not return a signed proxy card or submit a proxy by the internet, and does not attend the meeting and vote in person, his or her shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the meeting in accordance with the instructions contained therein. If you sign and return a proxy but fail to submit instructions, such proxy will be voted "FOR" the proposals set forth in this proxy statement, unless either the proxy or the shareholder are not permitted to vote under the NZSX Rules. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by the Company in its sole discretion and consistently with the NZSX Rules, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the SEC. Any proxy signed and returned by a shareholder or submitted through the internet may be revoked at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of the Company, at our address set forth herein (or the Company's share registry, Link Market Services or the Company's proxy advisory firm, Georgeson, Inc., as applicable), by executing and delivering a later-dated proxy (either in writing or through the internet) or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.

Effect of Abstentions and Broker Non-Votes

        Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a shareholder fails to provide voting instructions to the shareholder's broker for shares held in "street name." For brokers subject to the NYSE rules, absent voting instructions, such broker may only vote on the ratification of the appointment of Deloitte & Touche, LLP (Proposal 3). For brokers subject to New Zealand law, absent voting instructions, such broker will be prohibited from voting on any of the matters to be presented at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote against the proposals herein.

Proxy Solicitation

        We will bear the costs of the solicitation of proxies for the Annual Meeting, including the cost of preparing and mailing this proxy statement and the enclosed form of proxy. Copies of the Company's proxy statement and related materials will be furnished to banks, brokerage houses, fiduciaries, trustees or other nominees holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. We will also bear the cost of maintaining a website compliant with regulations promulgated by the SEC to provide internet availability of this proxy statement, Annual Report and proxy card. Solicitation of proxies by mail may be supplemented by telephone, fax, email or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services. In addition, we have retained Georgeson, Inc. to act as our proxy advisory firm in the United States in conjunction with Link Market Services in New Zealand, our share registry.

Householding

        The SEC's rules permit us to deliver a single proxy statement and Annual Report to one address shared by two or more of our shareholders. This delivery method is referred to as "householding" and can result in significant cost savings. The "householding" delivery method will only be an option for us with respect to U.S. shareholders to the extent such delivery method is utilized by us. We would deliver only one proxy statement and Annual Report to multiple shareholders who share an address unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written request, a separate copy of the proxy statement and Annual Report, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy statement and Annual Report, contact, with respect to holders in the United States ("U.S."), Georgeson, Inc. at 1-800-457-0759 or in writing at 480 Washington Boulevard, 26th floor, Jersey City, NJ 07310, Attn: Proxy Services.

Dissenters' Rights of Appraisal

        The Delaware General Corporation Law ("DGCL") does not provide dissenters' rights of appraisal to the Company's shareholders in connection with the proposals described in this proxy statement.

Interest of Certain Persons in Matters to Be Acted Upon

        Except as otherwise disclosed herein or other than in his role as a director, nominee or executive officer or associate of any director, nominee or executive officer, no person has any substantial interest, direct or indirect, in the matters to be acted upon at the Annual Meeting. For the purpose of this paragraph, "person" shall include each person: (a) who has been a director or executive officer of the Company at any time since the commencement of the Company's last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

Independent U.S. Registered Public Accounting Firm

        We have been advised that representatives of Deloitte & Touche LLP, our independent U.S. registered public accounting firm for the fiscal years ended December 31, 2013 and 2014, will be present by teleconference at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

 PROPOSAL ONE
ELECTION OF NOMINEES AS CLASS II DIRECTORS

        The Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") provides for a classified board as permitted by Section 141(d) of the DGCL, and that the classes will be as nearly equal in number as possible. The Company currently has two directors in Class I, two in Class II and two in Class III.

        Pursuant to the Certificate of Incorporation and the DGCL, at each Annual Meeting only two out of the six directors divided into classes (out of the seven member board) will stand for election. The seventh director, David Liptak, is elected by the holders of our Series A Preferred Stock, and is, therefore, not subject to rotation under the NZSX Rules, the DGCL or the Certificate of Incorporation. The DGCL and the Certificate of Incorporation do not permit the Company to require any directors whose terms are classified to stand for election more frequently than the term of the class to which he or she was elected or appointed.

        Pursuant to our Certificate of Incorporation, the term of Class II directors will expire at the 2014 Annual Meeting. The nominees to be elected as Class II directors pursuant to Proposal 1, each with a three-year term expiring at the 2017 annual meeting of shareholders, subject to the valid election and qualification of their respective successors, are described below. The Board has nominated each of the candidates for election and expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence, one or more nominees are not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board deems appropriate.

        All the nominees have consented to being named in this proxy statement and to serve as a director if elected.

 Nominees for Election

Name, age and present position, if any, with the Company	Period served as director, other business experience
Hans Kobler, 48 (Class II)	Mr. Kobler currently serves as the Managing Director and Senior Advisor for Jenzabar Innovations, a provider of enterprise software, strategies and services for higher education, since 2013 and 2007, respectively. In addition, Mr. Kobler is the Founder of Tensor Technology Partners, an investment and advisory firm focused on transformational technologies, where he has served as Managing Partner since 2010. Prior to Tensor, Mr. Kobler served as Executive Chairman, from April 2009 through October 2010, and Chief Executive Officer, from July 2005 through April 2009, of ICx Technologies, an advanced technology company he had founded. ICx Technologies completed an initial public offering, was listed on NASDAQ and subsequently sold to a strategic buyer. Prior to ICx Technologies, Mr. Kobler was the Chief Executive Officer of Digital Power Capital LLC, a private equity investment firm focused on innovative education software technologies. He has also worked for GE Capital as Head of Energy Technology Investing and Chief Quality Officer in their equity group, where he oversaw their energy technology investment efforts. In addition, Mr. Kobler served as a consultant at Bain & Company, where he advised corporate institutions in Europe, Asia and America. Mr. Kobler presently serves as a director of SensArray Infrared Corporation, Advanced Power Technology Colorado Inc. and Neocera, Inc. Mr. Kobler was selected as a nominee because of his leadership experience in the software and technology industries, as well as his experience in corporate finance and strategy.
It has been determined by the Board that Mr. Kobler is an independent director for the purposes of the NZSX Rules and the NASDAQ Rules.
Mark Weldon, 46 (Class II)
Mr. Weldon has served on our Board since May 2012. Mr. Weldon currently owns and operates Terra Sancta Vineyards. From 2002 to 2012, Mr. Weldon served as a Chief Executive Officer of the New Zealand Stock Limited ("NZX"). Prior to that, Mr. Weldon was an attorney at Skadden, Arps, Slade, Meagher & Flom and then became a Senior Engagement Manager at McKinsey & Company. Mr. Weldon graduated from Auckland University with a Masters degree in Economics (First Class Honours), a Bachelor of Commerce and a Bachelor of Arts. He then studied at Columbia University School of Law, graduating in 1997 with a law degree and a diploma in International Law. Mr. Weldon's experience in working in both the United States and New Zealand with listed companies, including as CEO of NZX, is seen as an asset to the Board.
It has been determined by the Board that Mr. Weldon is an independent director for the purposes of the NZSX Rules and the NASDAQ Rules.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS A CLASS II DIRECTOR.

 PROPOSAL TWO
RATIFICATION OF CLASS I DIRECTOR

        Because Mr. Jones was originally appointed to the Board in November 2013 by the Board to fill a vacancy, and has not previously been elected as a director under the NZSX Rules, his appointment to the Board must be submitted to a vote of shareholders at the Annual Meeting. This is required notwithstanding that Mr. Jones is not required to stand for re-election at this Annual Meeting pursuant to the Company's Certificate of Incorporation and the DGCL. In order to comply with the NZSX Rules, the Company therefore asks shareholders to ratify Mr. Jones' appointment to the Board as a Class I director. Mr. Jones will cease to be a Class I director if this proposal is not passed.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF MR. JONES' APPOINTMENT AS A CLASS I DIRECTOR.

Other Members of the Board

        The Board currently consists of 7 directors, each of whom, other than the nominees for election, is described below. The terms of the Class III directors shall expire at the 2015 annual meeting of shareholders, subject to the valid election and qualification of their respective successors. The term of the Class I directors shall expire at the 2016 annual meeting of shareholders, subject to the valid election and qualification of their respective successors. The Series A Director will serve in office until his successor is validly elected and qualified or until such time that he is removed by the holders of our Series A Preferred Stock.

Name, age and present position, if any, with the Company	Period served as director, other business experience
Greg B. Petersen, 51 (Class I)	Greg B. Petersen has served as a director since April 2013. Mr. Petersen also serves on the Board of Directors of two other companies. He has served on the Board of PROS Holdings, Inc. (NYSE: PRO) since 2007 and is currently the compensation committee chairman for PROS. He has served on the Board of Piksel, Inc. since 2012 and is currently the audit committee and compensation committee chairman for Piksel. Previously Mr. Petersen was the executive vice president and chief financial officer for several technology companies, including: Activant Solutions, Inc. a provider of business management solutions to retail and wholesale distribution businesses from 2001-2007; Lombardi Software, Inc. a business process management software provider, which was sold to IBM, from 2008 to 2010; and CBG Holdings from 2011-2012. Mr. Petersen also served in finance and treasury roles with Trilogy Software (a provider of enterprise software and business services), in planning and development roles with RailTex (a short-line and regional rail service provider), and in finance and strategy roles at American Airlines. Mr. Petersen holds a Bachelor of Arts in Economics from Boston College and a Master of Business Administration from the Fuqua School of Business at Duke University. Mr. Petersen has business and leadership experience in software companies, merger and acquisition experience, and extensive accounting and risk management knowledge.
It has been determined by the Board that Mr. Petersen is an independent director for the purposes of the NZSX Rules and the NASDAQ Rules.

Name, age and present position, if any, with the Company	Period served as director, other business experience
A. Laurence Jones, 61 (Class I)	Mr. Jones has served on our Board since November 2013. Mr. Jones currently serves as the Executive Chairman of Coalfire Systems, Inc., a provider of IT audit, security and compliance solution. From January 2007 to June 2011, Mr. Jones served as Chief Executive Officer and a member of the board of directors of StarTek, Inc. (NYSE: SRT), a provider of outsourced call center and customer support services for the communications industry with over 9,000 employees in the United States, Canada and the Philippines. From 2004 to 2006, Mr. Jones was Chief Executive Officer and President of Activant Solutions, a vertical market ERP software company which was sold to Hellman and Freidman, a private equity firm, in May 2006. Prior to that, Mr. Jones was chairman of WebClients, an internet marketing firm from 2002 to 2004, and also served as Chairman and Chief Executive Officer of Interelate, Inc., a CRM services firm from 2002 to 2004. In addition, Mr. Jones served as President and Chief Executive Officer of MessageMedia (NASDAQ: MESG), an email marketing firm from 1999 to 2002. Mr. Jones also served as Chief Executive Officer of Neodata Services, Inc. from 1993 to 1998, was founding Chief Executive Officer of GovPX from 1992 to 1993, as Senior Vice President at Automatic Data Processing from 1987 to 1992 and spent the first 10 years of his career at Wang Laboratories from 1977 to 1987. Mr. Jones is currently the finance chair of the Board of Advisors for the Deming Center entrepreneurial program at the Leeds School of Business at the University of Colorado and has served in various capacities since 2002. He also serves on the Colorado Board of Directors at the National Association of Corporate Directors. Over the past 10 years, Mr. Jones has served as a director of numerous public and private companies, including Comverge, Inc., Work Options Group, Exabyte, Activant Solutions, Realm Solutions, SARCOM, WebClients, DIMAC and Fulcrum Analytics. Mr. Jones currently serves as a director of Essential Power, LLP, a private power company. Mr. Jones was selected as a director due to his leadership experience at technology companies, his financial and accounting experience and his expertise in governance matters.
It has been determined by the Board that Mr. Jones is an independent director for the purposes of the NZSX Rules and the NASDAQ Rules.

Name, age and present position, if any, with the Company	Period served as director, other business experience
Mark Russell, 57 (Class III)	Mr. Russell has served on our Board since September 2007. Mr. Russell is a senior commercial partner of the New Zealand law firm Buddle Findlay, acting for a wide range of public and private companies and has extensive experience in corporate finance and structuring, and banking and insolvency. He acts for a number of companies listed on the NZSX and NZX Alternative Market, with particular emphasis on the NZSX Rules, compliance advice, initial listing and IPOs. He gives banking and securities advice to New Zealand and overseas banks and overseas law firms, and he also provides advice to trustee companies and issuers on public securities issues and managed funds. He was ranked as a leading individual in banking and finance in Asia Pacific Legal 500 2010. Mr. Russell was selected as a director because of his familiarity with our Company as a result of having served as a director since our initial public offering in New Zealand, and his broad legal experience is seen as an asset to the Company.
It has been determined by the Board that Mr. Russell is an independent director for the purposes of the NZSX Rules and the NASDAQ Rules.
Alessandro Sodi, 54 (Class III)
Mr. Sodi serves as our Chief Executive Officer and President and a director of the Board. Before our founding in 1998, Mr. Sodi served as an officer of our predecessor entity, Diligent Board Member Services, LLC, which was previously known as Manhattan Creative Partners, LLC ("MCP"), a consulting firm specializing in software development and the internet. Subsequently, in 2003, MCP switched its focus to corporate governance service delivery. From 2001 to 2003, Mr. Sodi managed the development of software that would become the Diligent Boardbooks system. Mr. Sodi was selected as a director because as the Company's Chief Executive Officer and President, he has in-depth knowledge of the Company's operations, strategy and competitive position.
It has been determined by the Board that Mr. Sodi is not an independent director for the purposes of the NZSX Rules or the NASDAQ Rules.

Name, age and present position, if any, with the Company	Period served as director, other business experience
David Liptak, 56 (Series A Director)	Mr. Liptak was elected Chairman of our Board in March 2010 and was elected as a director by the holders of our Series A Preferred Stock in April 2009. Mr. Liptak is the founder and Managing Partner of Spring Street Partners, L.P., which he formed in 1995. Mr. Liptak was the founder and President of West Broadway Partners, Inc., an investment partnership that ultimately managed more than U.S. $700 million in investor capital in the West Broadway Partners group of funds until March 2005. At that time, Mr. Liptak left the firm and began managing Spring Street Partners on a full-time basis. Spring Street Partners is the holder of 20 million shares of the Company's Series A Preferred Stock (representing a majority of the outstanding Series A Preferred Stock), and also holds approximately 5.9 million shares of the Company's common stock, representing beneficial ownership of approximately 24% of our common stock in the aggregate. Mr. Liptak was selected as a director by the holders of our Series A Preferred Stock due to Spring Street Partners' substantial investment in our capital stock, as well as due to Mr. Liptak's extensive financial and investment experience.
It has been determined by the Board that Mr. Liptak is not an independent director for the purposes of the NZSX Rules, but is an independent director for the purposes of the NASDAQ Rules.

 CORPORATE GOVERNANCE

Independence Standards for Directors

        As our common stock is not listed on a U.S. national securities exchange, the Board has elected to evaluate the independence of our directors using the applicable listing standards of the The NASDAQ Stock Market (the "NASDAQ Rules"). A majority of our board members are independent directors based on the definition of independence in the NASDAQ Rules, specifically, A. Laurence Jones, Mark Russell, Mark Weldon, Greg B. Petersen, Hans Kobler and David Liptak. Under the NZSX Rules, A. Laurence Jones, Mark Russell, Mark Weldon, Greg B. Petersen and Hans Kobler are independent directors. In addition, Joseph Carrabino, Jr., who served on our Board during 2013, was also an independent director in accordance with the NASDAQ Rules and the NZSX Rules. Further, given that Mark Russell and Mark Weldon are New Zealand residents, the Company satisfies the requirement under the NZSX Rules that at least two directors must be residents in New Zealand.

        None of the nominees, nor any other member of our Board or executive officers, have been involved in any legal proceeding enumerated in Securities and Exchange Commission Regulation S-K, Item 401, within the time periods described in that regulation.

Board Committees

        Our Board has three standing committees:    an Audit and Compliance Committee, a Compensation Committee, and a Nominations Committee. Our Board has adopted charters for each of its standing committees. Copies of our committee charters are available on our website at www.boardbooks.com.

        Audit and Compliance Committee.    The Audit and Compliance Committee assists the Board in fulfilling its oversight responsibilities by reviewing the integrity of the Company's financial statements and financial reporting process; the qualifications, independence and performance of the Company's independent U.S. registered public accounting firm; and compliance with legal and regulatory requirements. The current charter of the Audit and Compliance Committee can be found at www.boardbooks.com under the "Investor Relations" tab. The main responsibilities of the Audit and Compliance Committee, as outlined in its charter, are as follows:

  •
  Oversight of Financial Disclosures

  •
  Review and discuss with management and the independent auditors the Company's accounting policies and practices used by the Company, the accounting treatment to be applied in respect of significant new transactions or other significant events not in the ordinary course of the Company's business and any significant changes in management's selection or application of accounting principles;

  •
  Review and, as pertinent, discuss with management and the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit;

  •
  Oversee the Company's financial reports;

    •
    Review and discuss with management and the independent auditor any material off-balance sheet financing and any other material financial arrangement that does not appear in the financial statements of the Company; and

    •
    Discuss with management the Company's earnings press releases and review financial information and earnings guidance provided to analysts and to rating agencies.

  •
  Oversight of the Independent Auditor

  •
  Appoint, evaluate, compensate, oversee the work of, and if appropriate terminate the appointment of, the independent auditor, who shall report directly to the Committee;

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  Discuss with management and the independent auditor, the responsibility of the auditor under generally accepted auditing standards with respect to the Company's financial statements;

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  On an annual basis, review a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company and discuss with the independent auditor any relationships or services that may impact the objectivity and independence of the independent auditor; and

  •
  At least annually, review a report by the independent auditor.

  •
  Oversee Attestation Engagements of Other Registered Public Accounting Firms

  •
  Appoint, evaluate, compensate, oversee the work of, and if appropriate terminate the appointment of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services.

  •
  Oversight of Internal Control and Risk Management

  •
  Review and advise the Chief Executive Officer and the Board with respect to the appointment, dismissal and replacement of the Chief Financial Officer and Chief Accounting Officer and consult with the Chief Executive Officer and the Compensation Committee about the performance evaluation and compensation of each;

  •
  Establish and oversee procedures for the receipt, retention and treatment of complaints regarding financial reporting and the confidential, anonymous submission by employees of concerns relating thereto;

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  Oversee management's design and maintenance of the Company's internal control over financial reporting and disclosure controls and procedures; and

  •
  Review and discuss with management and the independent auditor the Company's financial risk exposures and assess the policies and processes management has implemented to monitor and control such exposures.

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  Oversee Legal and Ethical Compliance

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  Obtain reports from management that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company's code(s) of business conduct and ethics;

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  Review material legal and regulatory issues, and our legal and regulatory compliance programs periodically with a member of management;

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  Review and approve, if appropriate, transactions with interested or related parties; and

  •
  Review at least annually with management, compliance with the Company's code(s) of business conduct and ethics.

  •
  Report and Self-Evaluate

  •
  Oversee the preparation of and approve all reports required or appropriate in the conduct of the Committee's responsibilities;

  •
  Report regularly and in a timely manner to the Board on Committee findings and recommendations; and

  •
  Maintain open lines of communication among the Board, the independent auditor and management.

        The independent U.S. registered public accounting firm attends Committee meetings when requested.

        Pursuant to the Audit and Compliance Committee Charter, membership of the Committee consists of at least three directors, all of whom shall meet independence and experience requirements in accordance with the applicable listing standards of The NASDAQ Rules, the U.S. Securities Exchange Act of 1934, as amended and the regulations thereto (the "Exchange Act") and the NZSX Rules. At least one member of the Committee shall be an "audit committee financial expert" as defined in the Exchange Act and have the required "accounting or financial background" as defined by the NZSX Rules.

        The Board has determined that all four current members of the Audit and Compliance Committee, Messrs. Russell, Petersen, Jones and Kobler, are independent in accordance with the NASDAQ Rules, the Exchange Act and the NZSX Rules. Mr. Petersen is the Chairman of the Audit and Compliance Committee. The Board has determined that Mr. Petersen and Mr. Jones each qualify as an "audit committee financial expert," and has the required "accounting or financial background" in accordance with the applicable rules of the Exchange Act and the NZSX Rules.

        Compensation Committee.    The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Chief Executive Officer and the Company's other executive officers. The Compensation Committee is also responsible for the policy for compensation for senior management and the granting of stock options and other equity and incentive awards to employees. The current charter of the Compensation Committee can be found at www.boardbooks.com under the "Investor

Relations" tab. The main responsibilities of the Compensation Committee, as outlined in its charter, are as follows:

  •
  Review and approve, or recommend for approval by the Board, the compensation of the Company's Chief Executive Officer and the Company's other executive officers;

  •
  Evaluate the CEO and oversee the evaluation of the Company's other executive officers and other members of senior management;

  •
  Periodically review and make recommendations to the Board with respect to incentive-compensation and equity-based plans that are subject to approval by the Board;

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  Exercise all rights, authority and functions of the Board under all of the Company's stock option, stock incentive, employee stock purchase and other equity-based plans;

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  When applicable, review and discuss annually with management the Company's "Compensation Discussion and Analysis;"

  •
  When applicable, review and make a recommendation to the Board for approval of the frequency with which the Company will conduct a stockholder advisory vote on executive compensation;

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  Review and submit the annual Compensation Committee Report required by Item 407(e)(5) of Regulation S-K;

  •
  Retain or obtain, in its sole discretion, the advice of compensation consultants, legal counsel or other advisors;

  •
  Make reports to the Board as necessary in furtherance of the fulfillment of its duties; and

  •
  Such other duties as may be delegated from time to time by the Board.

        The Compensation Committee has the exclusive authority to retain or terminate compensation consultants to be used to assist the Compensation Committee in the evaluation and determination of the Company's compensation for its CEO and other executive officers. In 2013, the Board engaged Compensia, Inc. to advise the Board with regard to the Board's compensation, and James F. Reda and Associates, LLC was retained by a Special Committee of our Board (the "Special Committee") to advise the Special Committee with regard to substitute remuneration packages for executives whose options were cancelled. James F. Reda and Associates, LLC did not provide any other services to the Company. In 2013, Compensia was retained by the Compensation Committee to advise with regard to management's and key employees' compensation program structure.

        Additionally, Simmons Corporate Finance Limited was retained in 2013 by the Board to determine whether Mr. Sodi's substitute remuneration package was fair to the shareholders pursuant to NZSX Rule 6.2.2. The substitute remuneration package was subsequently approved at the 2013 Annual Meeting of Shareholders.

        The Board has determined that all three current members of the Compensation Committee, Messrs. Jones, Petersen and Weldon, are independent in accordance with the NASDAQ Rules and the NZSX Rules and also qualify as "outside directors" within the meaning of the U.S. Internal Revenue Code Section 162(m). Mr. Jones is the Chairman of the Compensation Committee.

        Nominations Committee.    The Nominations Committee assists the Board in fulfilling its oversight responsibilities by identifying individuals qualified to serve on the Board, recommending nominees to serve on the Board and Board Committees and reviewing directors' fees. The current charter of the Nominations Committee can be found at www.boardbooks.com under the "Investor Relations" tab. The main responsibilities of the Nominations Committee, as outlined in its charter, are to:

  •
  Oversee the Company's policies for identifying and nominating qualified candidates for the Board;

  •
  Identify, screen and review individuals qualified to serve as directors, consistent with qualifications or criteria approved by the Board;

  •
  Review annually with the Board the composition of the Board as a whole;

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  Review annually the relationships between directors, the Company and members of management and recommend to the Board whether each director qualifies as "independent" under the Board's definition of "independence" and the NASDAQ Rules and the NZSX Rules;

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  Review periodically the size of the Board and recommend to the Board any appropriate changes;

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  Develop, subject to approval by the Board, a process for an annual evaluation of the Board and its committees and oversee the conduct of this annual evaluation;

  •
  Review the Board's committee structure and composition and make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually;

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  Review and recommend to the Board for approval any changes in the compensation of directors;

  •
  Review and discuss with management the disclosure regarding the operations of the Committee and director independence, and to recommend that this disclosure be, included in the Company's proxy statement or annual report on Form 10-K, as applicable;

  •
  Develop and oversee a Company orientation program for new directors and a continuing education program for current directors; and

  •
  Make reports to the Board as necessary in furtherance of the fulfillment of its duties.

        The Board has determined that all three current members of the Nominations Committee, Messrs. Liptak, Petersen and Russell, are independent in accordance with the NASDAQ Rules. Messrs. Petersen and Russell are independent in accordance with the NZSX Rules. Mr. Liptak is not regarded as independent under the NZSX Rules. Mr. Liptak is the Chairman of the Nominations Committee.

Director Nomination Process

        The Company's goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from business and professional experience. The Board considers a variety of criteria when evaluating potential Board members, as described below, and expects that its candidates be of the highest ethical character, share the values of the Company, be capable of discharging their fiduciary duties to the shareholders of the Company, have reputations, both personal and professional, consistent with the image and reputation of the Company, be highly accomplished in their respective fields, and possess the relevant expertise and experience necessary to assist the Company with enhancing shareholder value.

        The Board considers nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. The Nominations Committee seeks new nominees for election to the Board, when necessary, through a variety of channels, including informal recommendations through business and personal contacts. Current members of the Board and the CEO are polled for suggestions. In addition, research also may be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

        Pursuant to NZSX Rule 3.3.5, shareholders of the Company have the right to propose nominees for directors of the Company to be elected at each annual meeting of shareholders in accordance with the opening date and closing date for nominations announced by the Company for each applicable annual meeting. Under the U.S. federal securities laws, shareholders who submit a nomination pursuant to NZSX Rule 3.3.5 are also required to submit a filing with the SEC containing the information required by Schedule 14N. The Board will evaluate any candidate recommended for nomination as a director, whether proposed by a shareholder, or identified through the Board's own search processes, about whom it is provided appropriate information in a timely manner.

        All new candidates for election to the Board and all Board members eligible for nomination for re-election to the Board are evaluated based upon a variety of criteria, including the following:

  •
  Whether the candidate has the highest level of personal and business integrity and a reputation for integrity, honesty and fair dealing in the business community and such candidate's local community;

  •
  Whether the candidate has the requisite senior level executive experience with management responsibilities or if such candidate been engaged extensively in advising corporations as either an accountant or lawyer;

  •
  Whether the candidate's personality is conducive to working effectively and on a collaborative basis with the other directors on Board matters;

  •
  The absence of conflicts of interest;

  •
  Whether the candidate has the expertise or skill set which is needed on the Board;

  •
  Whether the candidate has a level of financial literacy as would be appropriate for evaluating budgets and financial statements; and

  •
  Whether the candidate has experience in the software as a service industry or exposure to the board portal business.

        The Nominations Committee does not have a policy with respect to the consideration of diversity in identifying director nominees. While the Nominations Committee focuses on obtaining a diversity of professional expertise on the Board rather than a diversity of personal characteristics, it recognizes the desirability of racial, ethnic and gender diversity and considers it an additional benefit when a new director can also increase the personal diversity of the Board as a whole. The Nominations Committee and the Board may also consider such other factors as it may deem to be in the best interests of the Company and its shareholders.

Board Leadership Structure and Role in Risk Oversight

        Mr. Liptak serves as the Chairman of the Board and Mr. Sodi serves as the Chief Executive Officer of the Company. The Board believes that separate Chairman and Chief Executive Officer roles are appropriate for the Company at this time and this practice is consistent with NZX's Corporate Governance Best Practise Code. The Company has not designated a lead independent director.

        Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational and strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. As disclosed in Item 9A of our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2012 filed with the SEC on April 7, 2014 (the "2012 Annual Report on Form 10-K"), the Board adopted resolutions relating to the improvement of our internal controls and governance. In implementing these resolutions, the Board and its Committees have sought to address the risks relating to our need to comply with dual regulatory regimes including U.S. securities laws as an SEC reporting company and New Zealand securities and financial reporting laws and the NZSX Rules requirements. Since April 2013, the Board has included reporting on compliance as a standard agenda item at its general meetings (other than meetings on an ad hoc basis or dealing with special items).

        Various committees of the Board also have responsibility for risk management. The Audit and Compliance Committee, in connection with its quarterly and annual review of our financial statements, receives reports from our Chief Financial Officer and our independent U.S. registered public accounting firm regarding significant risks and exposures and assesses management's steps to minimize them. In addition, the Audit and Compliance Committee has additional express responsibilities for regulatory compliance and internal controls and procedures. Mr. Petersen serves as the Board's point person on compliance issues. In setting compensation, the Compensation Committee works with management to create incentives that encourage a level of risk-taking that is consistent with our business strategy and the goal of maximizing value.

Attendance at Board and Committee Meetings

        During the fiscal year ended December 31, 2013, (a) the Board held twenty-one meetings, five of which were joint meetings with the Audit and Compliance Committee, and acted four times by written consent; (b) the Audit and Compliance Committee held twenty-nine meetings, five of which were joint meetings with the Board, and acted once by written consent; (c) the Nominations Committee held four meetings; and (d) the Compensation Committee held eight meetings. Each director attended at least 75% of the meetings of the Board and the meetings of the committees of which such director was a member during the fiscal year ended December 31, 2013. The Company's policy is to ask directors to attend, in person or by video conference, the annual meeting of shareholders, and all of our then-current directors attended the 2013 annual meeting of shareholders.

COMMUNICATIONS FROM SHAREHOLDERS

        Shareholders may send communications to the Board at the Company's business address at 1385 Broadway, 19th Floor, New York, New York 10018, Attn: Office of the Corporate Secretary.

        Upon receipt of a communication for the Board or an individual director, the Corporate Secretary will promptly forward any such communication to all the members of the Board or the individual director, as appropriate. If a communication to an individual director deals with a matter regarding the Company, the Corporate Secretary or appropriate officer will forward the communication to the entire Board, as well as the individual director.

        If the communication involves material non-public information, the Board or individual director will not provide a response to the shareholder. The Company may, however, publicly provide information responsive to such communication if (following consultation with the office of the Corporate Secretary or other advisors, as the Board determines appropriate) the Board determines disclosure is appropriate. In any case, the responsive information will be provided in compliance with Regulation FD, our Regulation FD Policy and other applicable laws and regulations, including the NZSX Rules, if at all.

Executive Officers

        The following persons currently serve as our executive officers in the capacities indicated below. Our executive officers are responsible for the management of our operations, subject to the oversight of the Board.

Name	Position & Other Business Experience
Alessandro Sodi, 54 Director, CEO, President	Please see biographical information for Alessandro Sodi under the heading "Other Members of the Board" on page 13.
Alexander Sanchez, 36 Interim Chief Financial Officer

Mr. Sanchez has served as our Interim Chief Financial Officer since May 21, 2014 and served as our Controller since September 2013. Mr. Sanchez joined the Company in September 2013 from Zara USA Inc., where he served as CFO. Before Zara USA Inc., Mr. Sanchez was with Sirius XM Satellite Radio and with PricewaterhouseCoopers, LLP. Mr. Sanchez has over 15 years of experience providing a broad range of financial reporting, auditing and business advice and is a Certified Public Accountant.

Michael Flickman, 53 Chief Technology Officer, EVP

Mr. Flickman serves as our Executive Vice President and Chief Technology Officer ("CTO"). Prior to joining the Company in September 2011, Mr. Flickman served as CTO at Survey Sampling International from July 2008 to August 2011. Prior to that time, Mr. Flickman served as CTO at CYA Technologies, Inc. since November 2004. Mr. Flickman has been working in the technology field for nearly 30 years, specializing in commercial software development, infrastructure architecture and management, enterprise software, product management, development process improvement and project management.

Jeffrey Hilk, 49 Director of Client Services, EVP

Mr. Hilk serves as Executive Vice President and Director of Client Services, and has global responsibility for Account Management and worldwide Client Support. Prior to joining the Company in March 2011, Mr. Hilk held senior-level sales positions with IT consulting firms, specifically Shore Group, Inc. from November 2009 to March 2011 and Presidio Networked Solutions from July 2007 to November 2009. Mr. Hilk has more than twenty-five years of experience in the technology industry, having led teams in account management, sales, product management and engineering, during his career at large multi-national companies such as NCR, AT&T, McDonnell-Douglas Aerospace Corp., and Boundless Corporation.

Name	Position & Other Business Experience
Thomas N. Tartaro, 51 General Counsel, Corporate Secretary, EVP

Mr. Tartaro serves as our Executive Vice President, General Counsel and Corporate Secretary. Prior to joining the Company in June 2013, he was Corporate Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary at Open Solutions, Inc. (NASDAQ: OPEN), a multinational provider of enterprise-wide SaaS and technology license solutions for financial institutions, from 2001-2012. Prior to that, Mr. Tartaro was in private practice in the Washington, D.C. area for ten years with law firms such as LeBouef, Lamb and Preston, Gates, among others.

Code of Conduct

        We have a written Code of Conduct that applies to all employees, including our Chief Executive Officer, Chief Financial Officer and Treasurer. The full text of our Code of Conduct is published on our website at www.boardbooks.com under the "Investor Relations—Corporate Governance" caption. We will disclose any future amendments to, or waivers from, certain provisions of the Code of Conduct applicable to our Chief Executive Officer and Chief Financial Officer on our website within four business days following the date of any such amendment or waiver.

Compensation Committee Interlocks and Insider Participation

        Messrs. Petersen, Carrabino, Jones and Weldon each served on the Compensation Committee for the fiscal year ended December 31, 2013. There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and directors required to be reported under the rules and regulations of the Exchange Act. None of the Compensation Committee members were involved in any transactions requiring disclosure as a related party transaction under the rules of the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of copies of Forms 3, 4 and 5 furnished to the Company, the Company believes that during the fiscal year ended December 31, 2013 all of its directors, executive officers and any other applicable shareholders timely filed all reports required by Section 16(a) of the Exchange Act except two reports, covering two reporting transactions, were filed late by Alessandro Sodi.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table provides information concerning beneficial ownership of our common stock as of May 11, 2014 by:

  •
  Each person who is known to us to be the beneficial owner of 5% or more of our common stock;

  •
  Each of our directors and nominees;

  •
  Each of our executive officers; and

  •
  All of our directors and executive officers as a group.

        Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock and preferred stock shown as beneficially owned by them. Beneficial ownership representing less than one percent is denoted with an asterisk ("*").

        Unless otherwise indicated, the principal address of each of the persons below is c/o Diligent Board Member Services, Inc., 1385 Broadway, 19th floor, New York, NY 10018.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares(2)
Officers and Directors
Alessandro Sodi, Director, CEO, President(3)	5,377,742	6.01%
David Liptak, Chairman; Director(4)	25,896,973	24.30%
Joseph Carrabino, Jr., Director	30,169	*
A. Laurence Jones, Director(5)	35,074	*
Greg Petersen, Director	46,858	*
Mark Russell, Director	111,143	*
Mark Weldon, Director(6)	100,186	*
Michael Flickman, Chief Technology Officer, EVP	0	*
Jeffrey Hilk, Director of Client Services, EVP	10,000	*
Thomas N. Tartaro, General Counsel, Corporate Secretary, EVP(7)	25,000	*
Carl D. Blandino, Chief Financial Officer, EVP(8)	65,000	*
All directors and executive officers as a group (11 persons)	31,608,145	28.85%
5% Security Holders
Spring Street Partners, L.P.(4)	25,896,973	24.30%
Carroll Capital Holdings, LLC(9)	14,989,763	15.52%
Accident Compensation Corporation(10)	7,127,853	8.23%
HSBC Nominees (New Zealand) Limited	6,761,837	7.81%
Wasatch Advisors, Inc.(11)	6,279,960	7.26%
Wasatch International Growth Fund(12)	4,379,359	5.06%

(1)
Includes (i) stock held in joint tenancy, (ii) stock owned as tenants in common, (iii) stock owned or held by spouse or other members of the individual's household,

  and (iv) stock in which the individual either has or shares voting and/or investment power, even though the individual disclaims any beneficial interest in such stock.

(2)
Shares of common stock subject to options currently exercisable or exercisable on or before July 10, 2014, and shares of common stock issuable upon conversion of the Series A Preferred Stock, are deemed outstanding and beneficially owned by the person holding such options or Series A Preferred Stock for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(3)
Includes (i) 2,477,742 shares of common stock directly owned; and (ii) 2,900,000 shares of common stock subject to options currently exercisable. Does not include 2,500,000 shares of common stock underlying PSUs for which performance targets have not been satisfied.

(4)
Includes shares of common stock beneficially owned by Spring Street Partners, L.P., with a principal address at 488 Madison Avenue, 21st Floor, New York, New York 10022. David Liptak is the sole manager and member of West Broadway Advisors, L.L.C., which is the sole general partner of Spring Street, L.P. Spring Street Partners, L.P. is the beneficial owner of 25,896,973 shares of common stock, which include (i) 20,000,000 shares of Series A Preferred Stock that are convertible into common stock on a one to one basis and (ii) 5,896,973 shares of common stock.

(5)
Includes (i) 26,667 shares of common stock directly owned; and (ii) 8,407 shares of common stock beneficially owned by Aegis Management, LLC, with a principal address at 840 Sixth Street, Boulder, Colorado 80302. Mr. Jones and his spouse are the sole members of Aegis Management, LLC.

(6)
Includes 100,186 shares of common stock beneficially owned by Lola Nominees Limited, an entity wholly owned by Mark Weldon, with a principal address at 3 Ree Crescent, Cromwell, Central Otago, 9310 New Zealand.

(7)
Includes 25,000 shares of common stock subject to options exercisable on or before July 10, 2014.

(8)
Includes 65,000 shares of common stock subject to options exercisable on or before July 10, 2014. On April 29, 2014, we announced that we had entered into an agreement with Mr. Blandino (the "Transition Agreement") pursuant to which Mr. Blandino resigned as Executive Vice President and Chief Financial Officer on May 20, 2014. In connection with the Transition Agreement, we and Mr. Blandino entered into a mutual general release agreement upon Mr. Blandino's resignation. The release contains customary terms and provides that Mr. Blandino will relinquish any right to his outstanding and pending equity awards.

(9)
Includes (i) 10,000,000 shares of Series A Preferred Stock and 3,389,763 shares of common stock owned by Carroll Capital Holdings LLC; (ii) 600,000 shares owned by Kenneth Carroll, Trustee, the Elizabeth Carroll 2012 Descendants Trust; and (iii) 1,000,000 shares owned by the Kenneth Carroll 2012 Family Trust. Carroll Capital Holdings, LLC's principal address is 94 Long Pond Road, Hewitt, New Jersey 07421.

(10)
Based on an SSH Notice filed in New Zealand by Accident Compensation Corporation ("ACC") on January 24, 2014, Nicholas Bagnall, Blair Tallot, Paul Robertshawe, Blair Cooper and Jason Familton are employees and portfolio managers or equity analysts for ACC. Under current ACC investment policies, they have the discretion to exercise control over some or all of the rights to vote and the power to acquire or dispose of some or all of the securities of which ACC is the beneficial owner. ACC's principal address is Justice Centre, 19 Aitken Street, PO Box 242, Wellington, New Zealand. As of January 24, 2014, ACC reduced the number of shares beneficially owned to 7,127,653 or 8.23% based on a subsequent SSH Notice, dated December 6, 2013.

(11)
Based on an SSH Notice filed in New Zealand by Wasatch Advisors, Inc. ("Wasatch"), dated May 29, 2013, is an investment manager with investment and voting discretion for mutual funds and institutional accounts. Wasatch's principal address is 150 Social Hall Avenue, 4th floor, Salt Lake City, Utah 84111. As of March 27, 2013, Wasatch became a substantial security holder.

(12)
Based on an SSH Notice filed in New Zealand by Wasatch International Growth Fund ("WIGF") on April 1, 2014, WIGF is an investment manager with investment and voting discretion for mutual funds and institutional accounts. WIGF's principal address is 150 Social Hall Avenue, 4th floor, Salt Lake City, Utah 84111. As of March 27, 2014, Wasatch became a substantial security holder.

        We are not aware of any arrangements involving our shareholders, the operation of which would result in a change of control.

EXECUTIVE COMPENSATION

        The summary compensation table below summarizes information concerning compensation for the twelve months ended December 31, 2013 and the twelve months ended December 31, 2012, of our Chief Executive Officer and our two other most highly compensated executive officers during our 2013 fiscal year. We refer to these individuals as the "Named Executive Officers."

 SUMMARY COMPENSATION TABLE

        The following table sets forth information with respect to the compensation of our Named Executive Officers for services in all capacities to us and our subsidiaries.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($)(3)		All other Compensation ($)(4)	Total ($)
Alessandro Sodi	2013	631,164	300,000	(5)	6,976,800	(1)	2,276,053	(6)	15,850	10,199,867
Chief Executive Officer	2012	549,133	750,000	(7)	0		0		14,633	1,313,766
Carl D. Blandino(8)	2013	198,087	98,500	(5)	591,800	(2)	740,890		5,165	1,634,442
Chief Financial Officer	2012	N/A	N/A				N/A		N/A	N/A
Thomas N. Tartaro(9)	2013	148,958	74,500	(5)	290,520	(2)	279,327		7,197	800,502
General Counsel &	2012	N/A	N/A				N/A		N/A	N/A
Corporate Secretary

(1)
The amounts reported for Mr. Sodi include 2,250,000 shares of common stock, subject to performance share units ("PSUs"), that will be earned only if a performance target is achieved over the course of a one-year measurement period beginning July 1, 2013; and 250,000 shares of common stock, subject to PSUs, that will be awarded only if certain performance targets are achieved over the course of four, one year measurement periods beginning April 1, 2013, subject, in each case, to vesting based on continued employment. The amounts in this column reflect the grant date fair value of the PSUs computed in accordance with ASC Topic 718 based on the closing price of our common stock on the grant date. The grant date fair value of PSUs granted to Mr. Sodi in 2013 were determined based on the vesting of 100% of the nominal PSUs awarded. The assumptions made in calculating the grant date fair value amounts for PSUs are incorporated herein by reference to the discussion of those assumptions in Note 14 to the financial statements contained in this Annual Report. Note that the amounts reported in this column reflect our accounting cost for the PSUs, and do not correspond to the actual economic value that will be received by the Named Executive Officers from the awards.

(2)
The amounts reported for Mr. Blandino and Mr. Tartaro include restricted stock units (the "RSUs") computed in accordance with ASC Topic 718 based on the closing price of our common stock on June 25, 2013, which is the grant date of the RSUs for accounting purposes. The assumptions made in calculating the grant date fair value amounts for RSUs are incorporated herein by reference to the discussion of those assumptions in Note 14 to the financial statements contained in our 2013 Form 10-K. Note that the amounts reported in this column reflect our accounting cost for the RSUs, and do not correspond to the actual economic value that will be received by the Named Executive Officers from the awards.

(3)
The amounts reported in this column represent the aggregate grant date fair value of the stock option awards granted to the Named Executive Officers in 2012 and 2013, respectively. The assumptions made in calculating the grant date fair value amounts for stock option awards are incorporated herein by reference to the discussion of those assumptions in Note 14 to the financial statements contained in our 2013 Form 10-K. Note that the amounts reported in this column reflect our accounting cost for the stock option awards, and do not correspond to the actual economic value that will be received by the Named Executive Officers from the awards.

(4)
The amounts reported in this column represent amounts paid for health benefits and the matching funds we provide in connection with the Named Executive Officers' contributions to our 401(k) savings plan.

(5)
These amounts represent discretionary bonuses approved by the Board of Directors or the Compensation Committee, as applicable, in 2013. Mr. Sodi was awarded an annual bonus of $150,000 in April 2013 and a discretionary bonus of $150,000 in December 2013, payable in 2014 upon determination of the performance condition set forth in certain of the PSU grants, in connection with entering into the

  Amendment to Replacement Grant Agreement as described herein. Mr. Blandino and Mr. Tartaro were each awarded a prorated 2013 annual bonus in accordance with the terms of their respective employment agreements. These bonuses were paid to Mr. Blandino and Mr. Tartaro after our 2013 Form 10-K was filed with the SEC.

(6)
The amount reported represents 1,600,000 shares subject to options granted on December 23, 2013 and exercisable as of December 31, 2013.

(7)
The amount reported represents a discretionary bonus approved by the Board on April 17, 2012. The bonus was payable in three equal installments on each of April 30, 2012, July 31, 2012 and October 31, 2012.

(8)
Mr. Blandino was hired as our Executive Vice President and Chief Financial Officer, effective May 15, 2013. On April 29, 2014, we announced that we had entered into the Transition Agreement with Mr. Blandino pursuant to which Mr. Blandino would resign as Executive Vice President and Chief Financial Officer following the later of (i) the completion of the submission of our 2013 Form 10-K and Quarterly Reports on Form 10-Q for the 2013 fiscal year filed with the SEC, and (ii) and May 15, 2014. Pursuant to the Transition Agreement, Mr. Blandino resigned on May 20, 2014. Mr. Blandino will provide certain transition services following his resignation, as described herein.

(9)
Mr. Tartaro was hired as our Executive Vice President, General Counsel and Corporate Secretary, effective June 17, 2013.

Narrative to Summary Compensation Table

        In fiscal 2013, the primary components of our executive compensation program were:

  •
  Base salary

  •
  Annual incentives

  •
  Equity compensation

Base Salary

        We use base salary to fairly and competitively compensate our employees, including the Named Executive Officers, for the responsibilities we ask them to undertake in performing their jobs. We view the base salary as the most stable component of our compensation program, as this amount is not at risk. Since our emphasis is on performance-based compensation for executive officers, base salary adjustments tend to be made when we believe there is a significant deviation from the general market or an executive officer's responsibilities increase significantly.

Annual Incentives

        The Compensation Committee has the authority to make discretionary incentive awards to our employees and executives, including the Named Executive Officers. These awards are intended to reward our employees and executives for achieving strategic and operational objectives. Bonuses were earned by our Named Executive Officers in 2013 in recognition of our financial performance and progress in the restatement and reaudit of our historical financial statements, as well as the remedial measures as described in Item 9A of the 10-K Amendment.

        In September 2013, the Compensation Committee adopted the 2013 Remediation Bonus Plan (the "Remediation Bonus Plan") and approved bonus opportunities for the employees designated by the Compensation Committee as participants in the Remediation Bonus Plan. The Remediation Bonus Plan provided for the payment of cash bonuses to participants upon the completion of the previously announced restatement of our financial statements for the fiscal years ended December 31, 2010 through 2012 and the quarter ended March 31, 2013, and necessary filings with the U.S. Securities and Exchange Commission in connection therewith. A participant would cease to be eligible for a bonus payment pursuant to the Remediation Bonus Plan upon ceasing to be an employee of the Company, except in the event of death or disability. The aggregate amount available for bonuses that may be approved by the Compensation Committee under the Remediation Bonus Plan was approximately $400,000. Under the Remediation Bonus Plan, Mr. Blandino's bonus opportunity was set at $250,000 and Mr. Tartaro's bonus opportunity was set at $70,000. The bonuses under the Remediation Bonus Plan were paid in April 2014.

Equity Compensation

        We use equity compensation to promote an ownership culture that encourages preserving and building value for our shareholders. Equity compensation awards have been granted under our 2007 Stock Option and Incentive Plan (the "2007 Plan"), our 2010 Stock Option and Incentive Plan (the "2010 Plan") and our 2013 Incentive Plan (the "2013 Plan").

        Each of Mr. Blandino and Mr. Tartaro received grants of stock options and RSUs upon the commencement of their service with the Company, as contemplated by their respective employment agreements. The issuance of the RSUs has been deferred pending our ability to file a Registration Statement on Form S-8 registering the shares of stock issuable pursuant to the 2013 Plan.

        On April 15, 2013, we announced that the Board of Directors approved a term sheet for an incentive compensation package to be provided to Alessandro Sodi, our Chief Executive Officer, in substitution for certain awards that would be cancelled, subject to stockholder approval of the terms of the substitute incentive compensation package and a new incentive plan. On May 3, 2013, in order to effectuate the substitute incentive compensation provided for in the term sheet, we entered into a definitive Replacement Grant Agreement with Mr. Sodi and certain agreed upon ancillary award agreements related thereto. In June 2013, the substitute remuneration package was approved by our stockholders and, on December 23, 2013 (the "Grant Date"), we entered into an amendment to the Replacement Grant Agreement (the "Amendment to Replacement Grant Agreement") with Mr. Sodi, which fixed the terms of the incentive compensation package.

        Under the terms of the Amendment to Replacement Grant Agreement, on the Grant Date, Mr. Sodi's fully vested option to purchase 2.4 million shares of our common stock for an exercise price of US$0.14 per share was cancelled to the extent it was in excess of the applicable plan cap, consisting of 1.6 million of such shares. In exchange for the cancellation of the relevant portion of the award, Mr. Sodi received:

  •
  An option to purchase 1,600,000 shares of common stock having an exercise price of US$2.79, which is equal to the closing price per share of our common stock on the last trading day on the New Zealand Stock Exchange immediately prior to the grant date expressed in US dollars. The option fully vested on December 31, 2013.

  •
  A performance cash award of US$4.2 million, determined based on 1.6 million multiplied by the excess of the exercise price of US$2.79 over US$0.14. Mr. Sodi's right to receive such cash award is contingent on our achieving revenue growth of at least 7% during the twelve month period ended June 30, 2014 and his continued employment through such date. Any cash award, once earned, will be paid in three equal annual installments in 2014, 2015 and 2016, or, if earlier, upon a change in control or Mr. Sodi's separation from service. Any payment due on any installment date will be proportionally reduced if the sum of our common stock price plus dividends for a measurement period prior to each payment date falls below 75% of the Exercise Price.

        In addition, Mr. Sodi held an option to purchase 3 million shares of our common stock for an exercise price of US$0.82 per share, which remained subject to vesting. Under the terms of the Amendment to Replacement Grant Agreement, we cancelled the portion of such option in excess of the applicable plan cap, consisting of 2.5 million of such shares. In exchange for the cancellation of the relevant portion of the award, Mr. Sodi received:

  •
  Level 1 PSUs for 2,250,000 shares of common stock contingent on our achieving revenue growth of at least 7% during the twelve month period ended June 30, 2014. Once earned, the award will vest in four equal installments based on continued employment, commencing June 30, 2015, with full vesting occurring on June 30, 2018.

  •
  Level 2 PSUs for up to 250,000 shares of common stock contingent on our achieving either at least 15% fully diluted EPS growth or 15% total shareholder return (TSR) growth in four one-year measurement periods beginning April 1, 2013. Level 2 PSUs for 62,500 shares of common stock will be earned in each year for which the applicable target is met, with the additional opportunity to earn such shares at the end of the four year performance period if the cumulative fully-diluted EPS growth or TSR growth meet the cumulative performance target. The award requires continued employment at the end of each respective annual performance period.

        The vesting of the options, performance cash award and PSUs described above will be subject to certain acceleration provisions in the event of a change in control, upon death or disability or if Mr. Sodi is terminated without cause or resigns for good reason.

Other Benefits

        Historically, we have not provided retirement benefits to our executives, including our Named Executive Officers. However, we offer all of our U.S. employees, including our Named Executive Officers, the opportunity to participate in our 401(k) savings plan. This plan serves as the primary vehicle for our employees to accumulate retirement benefits. In 2013, we provided a 4% match of any employee contributions (including contributions of the Named Executive Officers) made to the 401(k) plan. We believe that the total amount of retirement benefits made available to our executive officers, including the Named

Executive Officers, under this plan is consistent with the level of total compensation that we seek to provide our executive officers.

        We provide medical, disability and life insurance benefits to our executives, including the Named Executive Officers, on the same terms and conditions as are generally available to all of our salaried employees.

Tax Deductibility of Executive Compensation

        Section 162(m) of the U.S. Internal Revenue Code limits the Company from taking a tax deduction for certain compensation in excess of U.S. $1 million in any taxable year paid to each of our Named Executive Officers other than qualified performance based compensation. The Replacement Awards described above have been designed to meet this exception. We may also grant stock-based or cash awards under our 2013 Plan that will meet this exception. While we generally seek to ensure the deductibility of the incentive compensation paid to our executive officers, the Compensation Committee retains the flexibility necessary to provide cash and equity compensation, consistently with the NZSX Rules, in line with competitive practice and the best interests of shareholders even if these amounts are not fully tax deductible.

Employment Agreements

Chief Executive Officer

        We entered into an employment agreement with Alessandro Sodi on June 27, 2011 for a term of three years. Mr. Sodi's employment agreement provides for annual base compensation of U.S. $510,000 per year which will increase 15% per year during the term. In addition, at the beginning of the second quarter of every fiscal year, the Board will consider approving a lump sum payment of U.S. $150,000 to Mr. Sodi (which was awarded to Mr. Sodi in 2014 and will be reflected in the Company's summary compensation table contained in the Company's applicable filings with the SEC in 2015). This payment will be at the discretion of the Board, taking into consideration market conditions and the then-current performance of the Company.

        In the event Mr. Sodi voluntarily resigns in connection with a change of control, for health issues related to him or his spouse or he is removed as the CEO of the Company or his employment agreement is not renewed or extended, Mr. Sodi will be paid one year of his then-current salary. The agreement contains other provisions normally found in such agreements such as, by way of example, non-competition, confidentiality and inventions clauses.

Executive Vice President and Chief Financial Officer

        We entered into an employment agreement with Mr. Blandino on May 15, 2013. The agreement provides for: (i) a three-year term, (ii) an annual base salary at the rate of U.S. $315,000, (ii) an annual target bonus opportunity of not less than 50% of base salary (subject to the attainment of performance targets to be approved by the Compensation Committee of the Board), (iii) the grant of an option to purchase 260,000 shares of our common stock pursuant to the 2013 Plan, (iv) the grant of 110,000 RSUs pursuant to the 2013 Plan, (v) the payment of six months' base salary as severance in the event

Mr. Blandino's employment is terminated by us without "cause" or by Mr. Blandino for "good reason," as set forth in the Agreement, and (vi) customary post-termination restrictive covenants in favor of us (including, confidentiality, non-competition and non-solicitation covenants). The Compensation Committee of the Board approved the grant of the equity awards described above and the exercise price of the option to purchase shares of common stock was set at U.S. $6.12 per share, based on the closing price of our common stock on the New Zealand Stock Exchange on May 15, 2013. The issuance of the RSUs remains subject to the effectiveness of a Registration Statement on Form S-8 covering the shares issuable pursuant to the 2013 Plan. The equity awards will vest in four equal installments on each anniversary of the Agreement, subject to Mr. Blandino's continued employment as of such dates. Vesting is subject to acceleration in the event of a termination in connection with a change of control.

        On April 29, 2014, we entered into the Transition Agreement with Mr. Blandino specifying the terms of his departure from the Company. We and Mr. Blandino agreed that Mr. Blandino would resign from his position as Chief Financial Officer and Executive Vice President on the later of the day immediately following (i) filing of the Company's 2013 Form 10- and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2013 and September 30, 2013 with the SEC, and (ii) May 15, 2014 (the "Transition Start Date"). Commencing on the Transition Start Date, Mr. Blandino will provide transition services to support us in our accounting and financial reporting functions for a period of seventy-five (75) days (the "Transition Period"). The Transition Start Date occurred on May 20, 2014. Upon the Transition Start Date, we paid to Mr. Blandino certain accrued obligations, including his bonus earned for the fiscal year ended December 31, 2013 of $98,500. During the Transition Period, Mr. Blandino will be entitled to receive aggregate compensation of $52,500 (subject to applicable withholdings and customary payroll deductions).

        In connection with the Transition Agreement, we and Mr. Blandino entered into a mutual general release agreement upon Mr. Blandino's resignation. The release contains customary terms and provides that Mr. Blandino will relinquish any right to his outstanding and pending equity awards. Subject to the execution and effectiveness of the release, we agreed to pay Mr. Blandino (i) a severance payment in the aggregate amount of $157,500 (subject to applicable withholdings and customary payroll deductions) and (ii) an RSU payment in the amount of $110,000 (subject to applicable withholdings and customary payroll deductions).

        Following the Transition Period, we will pay Mr. Blandino a retention payment of $50,000 following the reaffirmation of the release. For an additional six months following the Transition Period, Mr. Blandino will provide services as a part-time consultant for us on an as-needed basis.

Executive Vice President and General Counsel

        We entered into an employment agreement with Mr. Tartaro on June 17, 2013 for a term of three years. Mr. Tartaro's employment agreement provides for (i) annual base compensation of U.S. $275,000, (ii) an annual target bonus opportunity of not less than 50% of base salary (subject to the attainment of performance targets to be approved by the Compensation Committee of the Board), (iii) the grant of an option to purchase 100,000 shares of our common stock pursuant to the 2013 Plan, (iv) the grant of 54,000 RSUs pursuant to the 2013 Plan, (v) the payment of six months' base salary as severance in the event Mr. Tartaro 's employment is terminated by us without "cause" or by Mr. Tartaro for "good reason," as set forth in the Agreement, and (vi) customary post-termination restrictive covenants in favor of us (including, confidentiality, non-competition and non-solicitation covenants). Mr. Tartaro's base salary was increased to U.S. $300,000 on March 1, 2014. The Compensation Committee of the Board approved the grant of the equity awards described above and the exercise price of the option to purchase shares of common stock was set at U.S. $6.40 per share, based on the closing price of our common stock on the New Zealand Stock Exchange on June 17, 2013. The issuance of the RSUs remains subject to the effectiveness of a Registration Statement on Form S-8 covering the shares issuable pursuant to the 2013 Plan. The equity awards will vest in four equal installments on each anniversary of the Agreement, subject to Mr. Tartaro's continued employment as of such dates. Vesting is subject to acceleration in the event of a termination in connection with a change of control.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the foregoing summary of the Company's executive compensation and, based on such review and discussions, the Compensation Committee recommended to our Board that the discussion on executive compensation be included in this proxy statement.

Compensation Committee for the fiscal year ended December 31, 2013 of Diligent Board Member Services, Inc.
A. Laurence Jones (Chairman) Greg Petersen Mark Weldon

 OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013

        The following table shows information concerning stock options and stock awards outstanding held by the Named Executive Officers at December 31, 2013. No stock options of any of the Named Executive Officers were repriced.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Option (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Options Exercise Price (U.S. $)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested (#)	Equity Incentive Plan Award: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Alessandro Sodi,	800,000	(1)	0			$0.14	8/19/2019	—	—	—		—
Chief Executive Officer	1,600,000	(2)	0			$2.79	12/22/2023	—	—	—		—
(CEO)	378,049	(3)	121,951	(3)		$0.82	6/27/2021	—		—		—
	—		—				—	0	0	2,500,000	(4)	$6,976,800
Carl D. Blandino, Chief Financial Officer	0		260,000	(5)		$6.12	5/14/2023	—	—	—		—
Thomas N. Tartaro, General Counsel & Corporate Secretary	0		100,000	(6)		$6.40	6/17/2023	—	—	—		—

The Company had no other equity incentive plan awards or stock awards outstanding as of December 31, 2013 with its Named Executive Officers.

(1)
Represents an option to purchase 800,000 shares of common stock granted on August 20, 2009, which vested in full on August 20, 2010.

(2)
Represents an option to purchase 1,600,000 shares of common stock granted on December 23, 2013, which vested in full on December 31, 2013.

(3)
Represents an option to purchase 500,000 shares of common stock granted on June 27, 2011 and amended on December 23, 2013, with 378,049 vested on June 28, 2013 and 121,951 vested on January 1, 2014.

(4)
Represents 2,250,000 shares of common stock subject to Level 1 PSUs and 250,000 shares of common stock subject to Level 2 PSUs. The issuance of the shares of common stock subject to the Level 1 PSUs is contingent on the satisfaction of a performance target achieved over the course of a one-year measurement period beginning July 1, 2013. Subject to achievement of the performance target, the Level 1 PSUs vest based on continued service as follows: (i) 562,500 vesting June 30, 2015 to be delivered in two equal installments annually beginning February 15, 2018; (ii) 562,500 vesting June 30, 2016 to be delivered in two equal installments annually beginning February 15, 2018; (iii) 562,500 vesting June 30, 2017 to be delivered on February 15, 2018; (iv) 562,500 vesting June 30, 2018 to be delivered on February 15, 2019. The amount also includes 250,000 shares of common stock, subject to PSUs, contingent on the satisfaction of certain performance targets achieved over the course of four, one year measurement periods beginning April 1, 2013 ("Level 2 PSUs"). Subject to achievement of the performance targets, the Level 2 PSUs vest based on continued service in four equal installments annually beginning March 31, 2014 with a delivery date of February 15, 2018.

(5)
Represents an option to purchase 260,000 shares of common stock granted on May 15 2013, subject to stockholder approval of the 2013 Plan which occurred on June 25, 2013, vesting in four equal annual installments beginning May 15, 2014. In connection with the Transition Agreement, dated April 29, 2014, Mr. Blandino entered into a mutual general release agreement with us that provided for, among other things, his relinquishment of any rights to his outstanding and pending equity awards.

(6)
Represents an option to purchase 100,000 shares of common stock granted on June 17, subject to stockholder approval of the 2013 Plan which occurred on June 25, 2013, vesting in four equal annual installments beginning June 17, 2014.

 Potential Payments Upon Termination or Change In Control

        Under the terms of Mr. Sodi's employment agreement, Mr. Sodi is entitled to be paid one year of his then-current salary in the event he voluntarily resigns in connection with a change of control, for health issues related to him or his spouse or if he is removed as the CEO of the Company or his employment agreement is not renewed or extended. If Mr. Sodi's employment agreement had been terminated as of December 31, 2013, he would have received U.S. $549,133. Under the 2007 Plan, the 2010 Plan and 2013 Plan, Mr. Sodi would have been eligible to exercise vested options as of the date of his termination within the earlier of (i) the three month period following his termination date, or (ii) the expiration of the term of such options.

        Since Mr. Sodi's stock option awards under the 2007 Plan, 2010 Plan and 2013 Plan were fully vested as of December 31, 2013, there are no relevant acceleration provisions for these awards. Under the Amendment to Replacement Grant Agreement, Mr. Sodi's performance cash award is subject to certain vesting terms and deferred payments. If a change in control were to occur, any outstanding vesting would accelerate and any outstanding deferred payments would become due for delivery immediately prior to such change in control. In addition, pursuant to the Level 1 PSU award and the Level 2 PSU award, if a change in control were to occur, any outstanding performance vesting would accelerate, any outstanding service vesting would accelerate, and delayed delivery of the shares of common stock underlying the PSUs would accelerate. If a change in control had occurred as of December 31, 2013, Mr. Sodi would have been entitled to receive $4.24 million. In addition, he would have been eligible (x) to exercise all of his outstanding options, and (y) to receive the shares of common stock subject to the Level 1 PSU and Level 2 PSU awards.

        Under the terms of Mr. Blandino's employment agreement, Mr. Blandino was entitled to be paid six months of his then-current salary in the event he was terminated by the Company without cause or resigned for good reason, each as defined in the employment agreement. If Mr. Blandino's employment agreement had been terminated without cause or resigned for good reason as of December 31, 2013, he would have received $157,500. In addition, if Mr. Blandino had been terminated without cause or resigned for good reason as of December 31, 2013, within six months following a change in control, (i) his award of 110,000 restricted stock units would have become fully vested, in accordance with his Restricted Share Unit Award Agreement, dated as of May 15, 2013, and (ii) the shares underlying his stock option award would have become exercisable to the extent vested, in accordance his Stock Option Award Agreement, dated May 15, 2013, until the earlier of (x) one year from the date of his termination of employment or (y) the expiration of his option award agreement. Under the terms of the Transition Agreement, Mr. Blandino is entitled to receive certain payments upon his resignation as Executive Vice President and Chief Financial Officer and in respect of certain transition services. The terms of the Transition Agreement are described above under the heading "Employment Agreements—Executive Vice President and Chief Financial Officer."

        Under the terms of Mr. Tartaro's employment agreement, Mr. Tartaro is entitled to be paid six months of his then-current salary in the event he is terminated by the Company without cause or resigns for good reason, each as defined in the employment agreement. If Mr. Tartaro's employment agreement had been terminated without cause or resigned for good reason as of December 31, 2013, he would have received $150,000. In addition, if Mr. Tartaro had been terminated without cause or resigned for good reason as of December 31, 2013, within six months following a change in control, (i) his award of 54,000 restricted stock units would have become fully vested, in accordance with his Restricted Share Unit Award Agreement, dated as of June 17, 2013, and (ii) the shares underlying his stock option award would have become exercisable to the extent vested, in accordance his Stock Option Award Agreement, dated June 17, 2013, until the earlier of (x) one year from the date of his termination of employment or (y) the expiration of his option award agreement.

        Other than the Company's employment agreements with Mr. Sodi, Mr. Blandino and Mr. Tartaro, and the Transition Agreement with Mr. Blandino, the Company does not maintain any contracts, agreements, plans, or arrangements that provide for payments to the Named Executive Officers at, following, or in connection with any termination of employment, including, without limitation, resignation, severance, retirement, or a constructive termination of a Named Executive Officer, or a change in control of the Company or a change in the Named Executive Officers responsibilities.

DIRECTOR COMPENSATION
YEAR ENDED DECEMBER 31, 2013

        The following table provides each element of compensation paid or granted to each non-employee director for service rendered during the year ended December 31, 2013.

Name	Fees earned or paid in Cash (U.S.$)(1)	Stock awards (U.S. $)	Option awards (U.S. $)	All other compensation (U.S. $)	Total (U.S. $)
Rick Bettle	$27,500	$37,041	—	—	$64,541
Joseph Carrabino, Jr.	$137,489	$80,000	—	—	$217,489
A. Laurence Jones	$10,272	$12,272	—	—	$22,544
David Liptak(2)	—	—	—	—	—
Greg B. Petersen	$51,910	$59,836	—	—	$111,746
Mark Russell	$66,859	$80,000	—	—	$146,859
Mark Weldon	$132,625	$80,000	—	—	$212,625

(1)
The amounts shown represent fees in U.S. dollars. Messrs. Bettle, Russell and Weldon were paid in New Zealand dollars. Messrs. Carrabino, Jones and Petersen were paid in U.S. dollars.

(2)
Mr. Liptak, the Chairman of the Board, has declined to take any directors' fees and has never been paid directors' fees.

        In June 2013, our shareholders approved a new remuneration package in an amount equal to US$856,000, all or any portion of which may be payable through the issuance of equity securities, subject to compliance with applicable NZSX Rules. The new remuneration package provides for a mix of cash and grants of shares of common stock as outlined below.

Position	Fee Amount (Amounts are in U.S. dollars)
General Board Member Retainer	$50,000*
Audit and Compliance Committee Chair Retainer	$15,000
Compensation Committee Chair Retainer	$10,000
Nominations Committee Chair Retainer	$6,000*
Audit and Compliance Committee Member Retainer	$7,500
Compensation Committee Member Retainer	$5,000
Nominations Committee Retainer	$3,000
Initial Equity Grant	Annual Equity Grant on a pro rata basis
Annual Equity Grant	$80,000 value (100% shares of common stock)(1)

(1)
On March 14, 2014, we satisfied such grant through the issuance of 86,497 restricted shares to our non-executive directors, other than David Liptak, based on the volume weighted average trading price of our common stock on our primary trading market for the 20 trading days immediately prior to such date. The grant for 2013 service was pro-rated for any director who served on the Board for less than the full calendar year.

        The Board believes that the new remuneration package is consistent with governance best practices in aligning board remuneration with shareholder value by including a substantial equity component. With a view to seeing that any equity component of director's remuneration complies with the NZSX Rules, the Board only issues shares of our common stock after the end of each quarter of the calendar year to which Board service relates and the number of shares issued for each period of service is determined in accordance with the NZSX Rules.

        The directors are also entitled to be paid for all reasonable travel, accommodation and other expenses incurred by them in connection with their attendance at board or shareholder meetings, or otherwise in connection with our business.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

        Since the beginning of our 2013 fiscal year, there has been no transaction, and there is no currently proposed transaction, in which the Company was or is to be a participant in an amount requiring disclosure under the Exchange Act and in which any related person had or will have a direct or indirect material interest that would require disclosure under the Exchange Act.

Procedures for Approval of Related Party Transactions

        Pursuant to our Audit and Compliance Committee Charter, our Audit and Compliance Committee reviews and approves any material transaction between the Company and any director or executive officer of the Company (or any person or entity controlled by or controlling such director or executive officer, or in which such director or executive officer has a direct or indirect material financial interest). Prior to approving any such transaction, the Audit and Compliance Committee considers whether such transaction is in the best interests of the Company. If the Audit and Compliance Committee approves the transaction, the Audit and Compliance Committee reviews the public disclosure of such transaction prior to such disclosure.

CHANGE IN ACCOUNTANTS

        On April 3, 2013, our Board approved, upon the recommendation of the Audit and Compliance Committee, the appointment of Deloitte & Touche LLP ("Deloitte") as our new independent U.S. registered public accounting firm.

        As previously disclosed on our Current Report on Form 8-K filed with the SEC on April 4, 2013, our former independent U.S. registered public accounting firm, Holtz Rubenstein Reminick LLP ("Holtz"), completed its term of engagement for the fiscal year ended December 31, 2012. Due to the retention of Deloitte, upon completion of Holtz's term of engagement, Holtz was effectively dismissed on April 3, 2013. The reports of Holtz on our consolidated financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2012 and 2011 and the interim period from January 1, 2013 to April 3, 2013, there were no disagreements with Holtz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Holtz's satisfaction, would have caused Holtz to make reference to the subject matter of the disagreement in connection with its report. During the fiscal years ended December 31, 2011 and December 31, 2012, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K of the Exchange Act.

        On April 3, 2013, we provided Holtz with a copy of the disclosures we made on our Form 8-K and requested Holtz provide a letter addressed to the SEC indicating whether Holtz agreed with such disclosures. A copy of Holtz's letter, dated April 3, 2013, was attached as Exhibit 16.1 to the Form 8-K relating to the change in independent U.S. registered public accounting firm.

        During the two fiscal years ended December 31, 2011 and December 31, 2012 and the interim period from January 1, 2013 to April 3, 2013, neither we, nor anyone on our behalf, consulted Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements.

        The directors of the Company are responsible for preparing and arranging for its financial statements to be audited in accordance with the Financial Reporting Act of 1993 (NZ) (the "Financial Reporting Act") and the Auditor Regulation Act of 2011 (NZ) (the "Auditor Regulation Act"). The Company prepares its financial statements under U.S. GAAP, which is permitted under the Financial Reporting Act. The Financial Reporting Act and the Auditor Regulation Act require the Company to engage a registered audit firm or licensed auditor to audit the financial statements prepared by the Company. Further, the NZSX Rules require that our financial statements meet these requirements. Holtz was not a registered audit firm in New Zealand for the purposes of the Auditor Regulation Act. As a result, the Company's financial statements for the year ended December 31, 2012 were not audited in accordance with the Financial Reporting Act.

        Further, Deloitte is not a registered audit firm in New Zealand for the purposes of the Auditor Regulation Act. It cannot be so registered because it is a limited liability partnership, a type of corporate structure that is prohibited from registering under the Auditor Regulation Act. The Company therefore sought and was granted, with effect from April 18, 2014, exemptions from the Financial Reporting Act so that it can continue to prepare its financial statements under U.S. GAAP and have them audited by an auditor that is not a licensed audit firm under the Auditor Regulation Act. The exemption notices being relied upon by Diligent are the Financial Reporting Act (Diligent Board Member Services, Inc.) Exemption Notice 2014 and Securities Act (Diligent Board Member Services, Inc.) Exemption Notice 2014.

 PRINCIPAL ACCOUNTING FEES AND SERVICES

        The following table shows fees incurred for audit and other services provided by Deloitte & Touche, LLP, our independent U.S. registered public accounting firm for the fiscal year ended December 31, 2013.

AUDIT FEES	2013
Audit Fees(1)	$2,719,350
Audit Related Fees(2)	$121,835
Tax Fees(3)	$10,000
Total Fees*	$2,851,185

*
Amounts are shown in U.S. dollars.

(1)
The Audit Fees for Deloitte & Touche LLP ("Deloitte") represent billed fees and anticipated fees in connection with the audit of our consolidated financial statements for the period ended December 31, 2013; and the reviews of our consolidated financial statements for the periods ended September 30, 2013; June 30, 2013; and March 31, 2013, of $846,637. Also includes fees for the re-audit for the years ended 2012, 2011 and 2010 and out of pocket expenses, of $1,872,713.

(2)
The Audit Related Fees for Deloitte represent cost incurred for accounting related matters for which Deloitte consulted with its National Office.

(3)
Tax Fees consist of fees billed for professional services for tax advice and tax planning for the fiscal year ended December 31, 2013.

Pre-Approval of Services

        The Audit and Compliance Committee selected Deloitte & Touche LLP to serve for the fiscal year ended December 31, 2013 as the Company's independent accountants after considering Deloitte's independence and effectiveness. The Audit and Compliance Committee pre-approved all audit, audit-related and non-audit services performed by Deloitte and the fees and other compensation paid to Deloitte by reviewing and approving the overall nature and scope of the audit process, reviewing and approval of any requests for non-audit services and receiving and reviewing all reports and recommendations of Deloitte. All non-audit services provided by Deloitte were pre-approved by the Audit and Compliance Committee.

 AUDIT AND COMPLIANCE COMMITTEE REPORT

        The Audit and Compliance Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2013 (the "2013 Audited Financial Statements") with management and Deloitte, our independent auditors for the fiscal year ended December 31, 2013. The Audit and Compliance Committee has also discussed and reviewed with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61, as amended, "The Auditors Communications with those Charged with Governance," as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which relates to the auditor's judgment about the quality of the Company's accounting principles, judgments and estimates, as applied in its financial reporting.

        In addition, the Audit and Compliance Committee has received the written disclosures and the letter from the independent auditors required by Rule 3526 "Communication with Audit Committees Concerning Independence" as adopted by the Public Company Accounting Oversight Board, regarding Deloitte's communications with the Audit and Compliance Committee concerning independence, and has discussed with Deloitte their independence. The Audit and Compliance Committee has considered whether other non-audit services provided by Deloitte to the Company are compatible with maintaining Deloitte's independence and has discussed with Deloitte the independence of the firm.

        Based on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board that the 2013 Audited Financial Statements be included in the Company's 2013 Form 10-K for filing with the SEC.

Audit and Compliance Committee for the fiscal year ended December 31, 2013 of Diligent Board Member Services, Inc. Greg B. Petersen, Chairman A. Laurence Jones Mark Russell Joseph Carrabino, Jr.

 PROPOSAL THREE
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board recommends that our shareholders ratify the selection of Deloitte as the independent U.S. registered public accounting firm to audit our financial statements and those of our subsidiaries for the fiscal year ending December 31, 2014. The Audit and Compliance Committee recommended to the Board the selection of Deloitte as our independent U.S. registered public accounting firm for the fiscal year ending December 31, 2014.

        Our directors are responsible for preparing and arranging for the Company's financial statements to be audited in accordance with the Financial Reporting Act and the Auditor Regulation Act. These Acts require us to engage a registered audit firm or licensed auditor to audit our financial statements. Further, the NZSX Rules require that our financial statements meet these requirements. Deloitte cannot register under the Auditor Regulation Act because it is a limited liability partnership, a type of corporate structure that is prohibited from registering under the current law. Given that the Company prepares its accounts in accordance with U.S. GAAP, we are not aware of an alternative New Zealand based and registered audit firm with the requisite expertise to audit our financial statements and believe that the retention of Deloitte is in the best interest of shareholders.

        Because we could not comply with the Financial Reporting Act, given the nature of the current law and the lack of firms that are registered and have the expertise to complete an audit in accordance with U.S. GAAP, we sought exemptions from the Financial Reporting Act from these provisions. We were granted exemptions from the Financial Reporting Act, with effect from April 18, 2014, so that we can continue to prepare our financial statements under U.S. GAAP and have them audited by an auditor that is not a licensed audit firm under the Auditor Regulation Act. The exemption notices being relied upon by us are the Financial Reporting Act (Diligent Board Member Services, Inc.) Exemption Notice 2014 and Securities Act (Diligent Board Member Services, Inc.) Exemption Notice 2014. We will have to re-apply for this exemption for the 2015 fiscal year.

        Given our need to proceed with the retention of an auditor with the requisite expertise in U.S. GAAP for the 2014 fiscal year, we are seeking shareholder ratification of the appointment of Deloitte as our auditor for the fiscal year ended December 31, 2014. We are not required to seek shareholder approval for the appointment of our independent registered public accounting firm. However, the Audit and Compliance Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit and Compliance Committee will investigate the reasons for shareholder rejection and will re-consider the appointment. Even if the selection is ratified by our shareholders, the Audit and Compliance Committee, in its discretion, may direct the appointment of a different independent U.S. registered public accounting firm at any time during the year if it determines that such change would be in the best interest of the Company and its shareholders.

        Representatives of Deloitte will be present at the Annual Meeting by telephone and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

 OTHER BUSINESS AT THE MEETING

        A proxy confers discretionary authority with respect to the voting of shares represented by the proxy regarding any other business that properly may come before the meeting as to which the Company did not have notice prior to the date this proxy statement was printed. The Board is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this proxy statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board will vote on such matters in their discretion in accordance with their best judgment and consistently with the NZSX Rules.

ANNUAL REPORT

        A copy of our Annual Report is being furnished to shareholders concurrently herewith unless you have previously elected to obtain copies of our Annual Report electronically. If you have so elected, you can obtain copies of our Annual Report, our committee charters, and our code of conduct, all without charge, by writing to 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Corporate Secretary. You can also access our Annual Report and our committee charters on our website at www.boardbooks.com.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

        In order to include information with respect to a shareholder proposal in the Company's proxy statement and related form of proxy for a shareholder's meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange Act.

        Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2015 annual meeting of shareholders must be received by us 120 days in advance of the date of the anniversary of the 2014 annual meeting of shareholders at 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Office of the Corporate Secretary unless the date of the annual meeting is changed by more than 30 days from the date of the anniversary of the 2014 annual meeting of shareholders. Any shareholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

        With respect to proposals submitted by a shareholder other than for inclusion in our proxy statement and related form of proxy for our 2015 annual meeting of shareholders, timely notice of any shareholder proposal must be received by us in accordance with our Bylaws and our rules and regulations no later than 90 days in advance of the date of the annual meeting at 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Office of the Corporate Secretary. Any proxies solicited by the Board for the 2015 annual meeting of shareholders may confer discretionary authority, consistent with the NZSX Rules, to vote on any proposals notice of which is not timely received.

        In order to include information with respect to a shareholder proposal in our proxy statement and form of proxy for shareholders' meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange Act.

        The notice shall set forth as to each matter the shareholder proposes:

  •
  the name and address of the shareholder;

  •
  a representation that the shareholder is a record holder of the Company's securities;

  •
  a brief description of the proposed business to be brought at the annual meeting;

  •
  the text of the proposed business to be brought before the shareholders for consideration at the annual meeting (including but not limited to the text of any resolutions to be brought before all the shareholders for consideration at the annual meeting, or the language of any proposed amendments to the Bylaws of the Company);

  •
  in the case of a director nominee, the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the nominee;

  •
  a description of any material interest that the shareholder of record has in connection with the nominee; and

  •
  a brief statement of the reason or reasons why the shareholder of record intends to nominate such nominee as a director.

        It is important that your proxy be returned promptly. The proxy may be revoked at any time by you before it is exercised. If you attend the Annual Meeting in person, you may withdraw your proxy and vote your shares. However, if you are a beneficial owner of your shares, you will need proof of ownership to be admitted at the Annual Meeting.

By Order of the Board of Directors,
/s/ ALESSANDRO SODI Alessandro Sodi President and Chief Executive Officer

New York, New York
June 6, 2014

ANNUAL MEETING OF SHAREHOLDERS PROXY FORM / ADMISSION CARD The Annual Meeting of Shareholders of Diligent Board Member Services, Inc. will be held at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand, at 11.00 am on 24 June 2014 (New Zealand time). THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FORM (FOR USE IF YOU ARE UNABLE TO ATTEND THE MEETING) VOTING INSTRUCTIONS This form is to be used to vote as follows on the following resolutions: Tick ( ) in box to vote Resolutions: For Against Abstain 1 a. To elect Hans Kobler as a Class II Director 1 b. To elect Mark Weldon as a Class II Director 2. Ratification of A Laurence Jones appointment as a Class I Director 3. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending 31 December 2014 And to vote on any resolutions to amend any of the resolutions, on any resolution so amended, and on any other resolution proposed at the meeting (or any adjournment thereof). Unless otherwise instructed as above, the proxy may vote as he/she thinks fit or abstain from voting on each such resolution. The proxy is appointed only in respect of the above meeting or any adjournment thereof. Signature(s): All shareholders must sign Date: 2014 Daytime phone number: PROXY FORM / ADMISSION CARD If you propose to ATTEND the annual meeting, please bring this Proxy Form / Admission Card intact to the annual meeting as the barcode is required for registration at the meeting. If you DO NOT propose to ATTEND the annual meeting please complete and sign the Proxy Form and Voting Instructions below (keep intact), and lodge it, to be received by Diligent Board Member Services, Inc.’s (the Company) share registry, Link Market Services, no later than 11:00 am on 22 June 2014 (New Zealand time) for holders residing in New Zealand and countries other than the USA. Proxies need to be lodged as per the instructions on the reverse of this form. You can also appoint your proxy and vote on the resolutions below online, as per the instructions on the reverse of this proxy form. David Liptak, the Chairman of the Board of Directors is willing to act as proxy for any shareholder who wishes to appoint him for that purpose, and if so appointed, will have full power of substitution and resubstitution, and will be authorized to vote all shares of common stock to which the undersigned is entitled to vote at the 2014 Annual Meeting of Shareholders of the Company. To do so, please check the box with tick. If you would care to appoint another person, please insert their name and address in the boxes below. I/We being a shareholder(s) of Diligent Board Member Services, Inc. Hereby appoint (Tick v ) OR of (full name of proxy) (full address) as my/our proxy to vote for me/us on my/our behalf at the Annual Meeting of the Company to be held at 11:00 am on 24 June 2014 (New Zealand time) and at any adjournment of that meeting. Any proxy holder other than the CEO of the Company or the Chairman of the Board must attend the Company’s Annual Meeting in New Zealand. The Chairman

NOTES: 1. Only holders who were registered as holders in Diligent Board Member Services, Inc. on the record date of 5:00pm 23 May 2014, (New York time) are entitled to attend and vote at the Annual Meeting. 2. A shareholder entitled to attend and vote is entitled to appoint a proxy or, in the case of a corporate shareholder, a representative to attend and vote instead of him/her and that proxy or representative need not also be a shareholder. 3. David Liptak, the Chairman of the Board of Directors, intends to vote all discretionary proxies in favour of the relevant resolution(s). 4. This Proxy Form must be signed by the shareholder or his/her/its attorney duly authorised in writing. In the case of a joint stockholding, this Proxy Form must be signed by each of the joint shareholders (or their duly authorised attorney). In the case of a corporate shareholder, this Proxy Form must be signed by a director or a duly authorised officer acting under the express or implied authority of the shareholder, or an attorney duly authorised by the shareholder. 5. This Proxy Form and the power of attorney or other authority, if any, under which it is signed, or a copy of that power or authority certified by a Solicitor, Justice of the Peace or Notary Public must be lodged to be received at the office of Link Market Services Limited, in any manner as per the instructions below, not later than 11:00 am on 22 June 2014 New Zealand Time. 6. If you return this form without directing the proxy how to vote on any particular matter, the proxy may vote for the proposals and any other matter properly raised during the meeting. 7. If you have any questions regarding your voting please call the Link Market Services helpline on:+64 9 375 5998 between 8.30am and 5.00pm (New Zealand time) or email meetings@linkmarketservices.com PLEASE RETURN YOUR COMPLETED PROXY FORM TO LINK MARKET SERVICES LIMITED, IN ONE OF THE FOLLOWING WAYS: Online vote: To Appoint your proxy and vote online please go the Link Investor Centre website: https://investorcentre.linkmarketservices.co.nz/voting/DIL and follow the instructions. You will be required to enter your holder number and FIN to vote online. Holders are encouraged to use this cost effective and environmentally friendly option. Deliver: Link Market Services Limited, Level 7, Zurich House, 21 Queen Street, Auckland. Fax: +64 9 375 5990 Scan & email : meetings@linkmarketservices.com (please put the words “Diligent Proxy Form” in the subject line for easy identification). Mail: New Zealand: If mailing Proxy Form from within New Zealand, please use the reply-paid envelope provided. Outside New Zealand (excluding USA): If mailing Proxy Form from outside New Zealand (excluding the USA), place in an envelope, address to Link Market Services Limited, PO Box 91976, Victoria Street West, Auckland, 1142, New Zealand, and affix the necessary postage from the country of mailing.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Diligent Board Member Services, Inc. 01UX5G 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C (This proxy must be signed exactly as the name(s) appears hereon. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. When shares are held by a corporation or partnership, please sign corporate or partnership name by a duly authorized officer or other authorized person, giving full title as such.) Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain For Against Abstain 2. Ratification of A. Laurence Jones, appointment as a Class I Director. 3. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Nominees as Class II Directors: B Non-Voting Items Change of Address — Please print new address below. 1a - Hans Kobler 1b - Mark Weldon For Against Abstain For Against Abstain MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 0 1 2 7 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on June 18, 2014. Vote by Internet • Log on to the Internet and go to http://proxy.georgeson.com/ • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

. Proxy — DILIGENT BOARD MEMBER SERVICES, INC. (Solicited on behalf of the Board of Directors of Diligent Board Member Services, Inc.) The undersigned holder of Common Stock of DILIGENT BOARD MEMBER SERVICES, INC. (the “Company”), revoking all proxies heretofore given, hereby appoints David Liptak as proxy of the undersigned, with full power of substitution and resubstitution, and hereby authorizes him to vote all shares of Common Stock which the undersigned is entitled to vote at the 2014 Annual Meeting of Shareholders of the Company, to be held on Tuesday, June 24, 2014 at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand, at 11:00 a.m., local New Zealand Time, and at any adjournments or postponements thereof, on all matters coming before such meeting. Notwithstanding the foregoing, the undersigned may authorize another person to act as proxy for such shareholder to the extent permitted under the laws of the State of Delaware. In the event the undersigned designates any such other person to act as proxy on the undersigned’s behalf, such proxy holder must attend the Company’s Annual Meeting in person and complete and submit a ballot in order to vote the undersigned’s shares at the Annual Meeting. Please check here if you wish to appoint David Liptak as your Proxy. Please complete, sign and date this proxy and return it in the postage paid envelope provided so that it is received no later than 12:00 P.M. Eastern Time on June 19, 2014, the U.S. voting cut-off. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report relating to the meeting and hereby revokes any proxy or proxies heretofore given. Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR each nominee named in Proposal 1, and FOR Proposals 2 and 3. PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE. + + qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

QuickLinks

THE MEETING
PROPOSAL ONE ELECTION OF NOMINEES AS CLASS II DIRECTORS
Nominees for Election
PROPOSAL TWO RATIFICATION OF CLASS I DIRECTOR
CORPORATE GOVERNANCE
COMMUNICATIONS FROM SHAREHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Narrative to Summary Compensation Table
COMPENSATION COMMITTEE REPORT
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013
Potential Payments Upon Termination or Change In Control
DIRECTOR COMPENSATION YEAR ENDED DECEMBER 31, 2013
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CHANGE IN ACCOUNTANTS
PRINCIPAL ACCOUNTING FEES AND SERVICES
AUDIT AND COMPLIANCE COMMITTEE REPORT
PROPOSAL THREE RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER BUSINESS AT THE MEETING
ANNUAL REPORT
SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING